                                                               1/27/04 13:37 PM

For Immediate Release

Contact: Sarah E. Bilofsky                  Albert R. Rietheimer
         Corporate Communications           Chief Financial Officer
         (401) 456-5015 Ext. 1619           (401) 456-5015 Ext. 1640

            Bancorp Rhode Island, Inc. Resumes Earnings Growth

                 Announces Record Fourth Quarter Earnings

PROVIDENCE -- (January 27, 2004) -- Bancorp Rhode Island,  Inc. (NASDAQ:  BARI),
the parent  company of Bank Rhode Island,  announced that its net income for the fourth  quarter of 2003 reached a record $2.0 million,  compared to $1.9 million in 2002. This represents a 3 percent increase over the fourth quarter of 2002.

The Company's diluted earnings per share (EPS) were $0.48 for the fourth quarter of 2003, the same as for the fourth quarter of 2002.

For the year 2003,  the Company's net income was $7.2 million,  down six percent from the previous year. The annual EPS were $1.77, down eight percent from 2002.

"We knew that we would  experience a decrease in earnings this year, as a result of investments we were making in the franchise,"  said President and CEO Merrill
W. Sherman.  "We opened a new operations  center and  successfully  completed an expensive data processing  conversion.  The growth we are currently achieving in deposits,  loans and  earnings  is a  validation  of our  decision to make those investments."

Sherman  added,  "We are pleased that our balance  sheet  growth,  combined with stabilization  of the interest  rate  environment  and  improvements  in the net interest margin, have enabled us to resume earnings growth."

The Bank's net interest margin for the fourth quarter of 2003 was 3.33%, up from
3.13% in the  previous  quarter.  This also marked an  increase  over the fourth quarter of 2002, where net interest margin was reported at 3.26%.

The Bank's total deposits grew $49.4 million, ending 2003 at $811.3 million, a 6 percent increase. Core deposits (checking and savings) grew $58.5 million during the year, an 11 percent increase.

The Bank's total commercial loans  outstanding  increased by $51.3 million or 18 percent,  reaching  $332.3  million  at  year-end.  Consumer  loans  outstanding increased 26 percent,  growing from $91.9  million at the end of 2002, to $115.8 million at the end of 2003.

"Bankers  around the country have been  reporting flat to moderate loan growth,"
said  Sherman.  "The  growth in  commercial  loans is an  example  of the Bank's outstanding performance. We have consistently grown commercial loans outstanding in the fifteen to twenty percent range  annually.  We also have created a strong consumer home equity lending niche.  Not only are we able to grow at a rate that our peers  cannot,  we are  pleased  with the quality of the assets we have been able to book."

The  Company's  Board of Directors  approved a dividend of $0.14 per share.  The dividend will be paid on March 9, 2004 to shareholders of record on February 17,
2004.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time  tomorrow  (Wednesday,  January  28) to discuss its 2003  earnings  and the
Company's  plans and prospects for 2004. The conference  call can be accessed by dialing toll free (877)  407-9039.  A webcast of the call will also be available through the Company's website at www.bankri.com.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in  Providence,  has 13 branches  located in Providence  and Kent counties.

                                       ***

     This release may contain "forward-looking statements" within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                      ###

                           BANCORP RHODE ISLAND, INC.
                         Selected Financial Highlights

                                                                                   December 31,      December 31,
                                                                                       2003              2002
                                                                                   --------------    --------------
                                                                                   (Dollars in thousands, except per share data)

     Total Assets                                                                $     1,093,971   $     1,012,877
     Total Loans                                                                         814,282           670,658
     Nonperforming Loans                                                                   2,462               736
     Allowance for Loan Losses                                                            11,078            10,096
     Allowance to Nonperforming Loans                                                    449.96%          1371.74%
     Allowance to Total Loans                                                              1.36%             1.51%
     Total Deposits                                                                      811,283           761,911
     Total Shareholders' Equity                                                           72,107            66,427

     Book Value Per Share                                                                $ 18.53           $ 17.59
     Tangible Book Value Per Share                                                       $ 15.76           $ 14.73

                                                                           Quarter Ended                       Year Ended
                                                                           December 31,                       December 31,
                                                                  -------------------------------    -------------------------------
                                                                      2003             2002              2003             2002
                                                                  -------------    --------------    --------------   --------------
                                                                            (Dollars in thousands, except per share data)

     Interest Income                                            $       13,324   $        13,294   $        51,773  $        53,507
     Interest Expense                                                    4,704             5,502            19,453           22,180
                                                                  -------------    --------------    --------------   --------------
       Net Interest Income                                               8,620             7,792            32,320           31,327
     Provision for Loan Losses                                             400               450             1,600            1,875
     Noninterest Income                                                  2,286             2,203             8,830            7,083
     Noninterest Expense                                                 7,535             6,687            28,790           25,024
                                                                  -------------    --------------    --------------   --------------
       Income Before Taxes                                               2,971             2,858            10,760           11,511
     Income Taxes                                                          976               930             3,546            3,849
                                                                  -------------    --------------    --------------   --------------
       Net Income                                               $        1,995   $         1,928   $         7,214  $         7,662
                                                                  =============    ==============    ==============   ==============

     Data Per Common Share:

       Earnings Per Common Share - Basic                        $         0.51   $          0.51   $          1.89  $          2.04

       Earnings Per Common Share - Diluted                      $         0.48   $          0.48   $          1.77  $          1.92

       Average Common Shares Outstanding - Basic                     3,879,579         3,769,046         3,819,232        3,758,214

       Average Common Shares Outstanding - Diluted                   4,165,423         4,006,988         4,085,878        3,996,670

     Selected Operating Ratios:

       Net Interest Margin                                               3.33%             3.26%             3.28%            3.48%

       Return on Assets                                                  0.73%             0.76%             0.69%            0.81%

       Return on Equity                                                 11.06%            11.72%            10.45%           12.37%

       Efficiency Ratio(1)                                              69.09%            66.90%            69.96%           65.15%

     (1)  Defined as Total Noninterest Expenses divided by Net Interest Income plus Total Noninterest Income.

                           BANCORP RHODE ISLAND, INC.
                           Consolidated Balance Sheets

                                                                                             December 31,
                                                                                  ------------------------------------
                                                                                  ---------------- -- ----------------
                                                                                       2003                2002
                                                                                  ----------------    ----------------
                                                                                         (Dollars in thousands)
ASSETS:
Cash and due from banks                                                           $      27,084       $      25,336
Overnight investments                                                                       733              17,623
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 27,817              42,959
Investment securities available for sale (amortized cost of $96,828 and
     $99,803 at September 30, 2003 and December 31, 2002, respectively)                  98,595             101,329
Mortgage-backed securities available for sale (amortized cost of $106,028
     and $154,225 at June 30, 2003 and December 31, 2002, respectively)                 106,618             156,114
Stock in Federal Home Loan Bank of Boston                                                 9,554               7,683
Loans receivable:
     Commercial loans                                                                   332,266             280,967
     Residential mortgage loans                                                         366,230             297,763
     Consumer and other loans                                                           115,786              91,928
                                                                                  ----------------    ----------------
         Total loans                                                                    814,282             670,658
     Less allowance for loan losses                                                     (11,078)            (10,096)
                                                                                  ----------------    ----------------
         Net loans                                                                      803,204             660,562
Premises and equipment, net                                                              12,457               9,702
Other real estate owned                                                                      --                  58
Goodwill, net                                                                            10,766              10,766
Accrued interest receivable                                                               5,597               6,183
Investment in bank-owned life insurance                                                  15,491              14,768
Prepaid expenses and other assets                                                         3,872               2,753
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,093,971         $ 1,012,877
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    159,916        $    137,920
     NOW accounts                                                                       129,398             100,476
     Money market accounts                                                               16,937              10,660
     Savings accounts                                                                   292,277             290,981
     Certificate of deposit accounts                                                    212,755             221,874
                                                                                  ----------------    ----------------
         Total deposits                                                                 811,283             761,911
Overnight and short-term borrowings                                                      13,460              27,364
Federal Home Loan Bank of Boston borrowings                                             176,759             143,941
Company-obligated mandatorily redeemable capital securities                                  --               8,000
Subordinated deferrable interest debentures                                              13,403                  --
Other liabilities                                                                         6,959               5,234
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,021,864             946,450
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Voting: Issued and outstanding 3,891,190 shares in 2003 and
             3,777,450 in 2002                                                               39                  38
Additional paid-in capital                                                               41,439              40,134
Retained earnings                                                                        29,074              24,002
Accumulated other comprehensive income, net                                               1,555               2,253
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      72,107              66,427
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,093,971         $ 1,012,877
                                                                                  ================    ================

                           BANCORP RHODE ISLAND, INC.
                      Consolidated Statements of Operations

                                                                                        Year Ended December 31,
                                                                       ---------------------------------------------------------
                                                                              2003                2002                2001
                                                                       -----------------   -----------------    ----------------
                                                                                 (In thousands, except per share data)
Interest and dividend income:
     Commercial loans                                                    $     19,494        $     18,396         $     18,078
     Residential mortgage loans                                                17,677              18,646               21,694
     Consumer and other loans                                                   5,285               4,072                4,569
     Mortgage-backed securities                                                 4,886               8,428                7,720
     Investment securities                                                      3,999               3,375                3,044
     Overnight investments                                                        170                 313                  510
     Federal Home Loan Bank of Boston stock dividends                             262                 277                  288
                                                                       -----------------   -----------------    ----------------
         Total interest and dividend income                                    51,773              53,507               55,903
                                                                       -----------------   -----------------    ----------------
Interest expense:
     NOW accounts                                                               1,363                 705                  209
     Money market accounts                                                        121                 130                  221
     Savings accounts                                                           4,043               5,083                6,507
     Certificate of deposit accounts                                            5,916               8,118               13,458
     Overnight and short-term borrowings                                          140                 322                  461
     Federal Home Loan Bank of Boston borrowings                                7,185               7,377                5,280
     Other borrowings                                                              --                  --                  138
     Company-obligated mandatorily redeemable capital securities                  685                 445                  263
                                                                       -----------------   -----------------    ----------------
         Total interest expense                                                19,453              22,180               26,537
                                                                       -----------------   -----------------    ----------------
         Net interest income                                                   32,320              31,327               29,366
     Provision for loan losses                                                  1,600               1,875                1,669
                                                                                                                ----------------
                                                                       -----------------   -----------------
         Net interest income after provision for loan losses                   30,720              29,452               27,697
                                                                       -----------------   -----------------    ----------------
Noninterest income:
     Service charges on deposit accounts                                        3,915               3,763                3,451
     Commissions on nondeposit investment products                                875                 978                  535
     Income from bank-owned life insurance                                        723                 568                   --
     Loan related fees                                                            915                 688                  285
     Commissions on loans originated for others                                   355                 325                  288
     Gain on sales of investment securities                                       984                  --                   --
     Gain on sales of mortgage-backed securities                                  104                  23                    4
     Other income                                                                 959                 738                  668
                                                                       -----------------   -----------------    ----------------
         Total noninterest income                                               8,830               7,083                5,231
                                                                       -----------------   -----------------    ----------------
Noninterest expense:
     Salaries and employee benefits                                            14,496              13,185               11,287
     Occupancy                                                                  2,390               1,933                1,744
     Equipment                                                                  1,496               1,073                  878
     Data processing                                                            2,777               1,987                1,779
     Marketing                                                                  1,250               1,234                  979
     Professional services                                                      1,374               1,380                  883
     Loan servicing                                                             1,034                 927                  945
     Other real estate owned                                                       73                  26                  353
     Amortization of goodwill                                                      --                  --                1,164
     Other expenses                                                             3,900               3,279                3,184
                                                                       -----------------   -----------------    ----------------
         Total noninterest expense                                             28,790              25,024               23,196
                                                                       -----------------   -----------------    ----------------
         Income before income taxes                                            10,760              11,511                9,732
     Income tax expense                                                         3,546               3,849                3,417
                                                                       -----------------                        ----------------
                                                                       -----------------   -----------------    ----------------
         Net income                                                     $       7,214       $       7,662        $       6,315
                                                                       =================   =================    ================

Per share data:

     Basic earnings per common share                                    $        1.89       $        2.04        $        1.69
     Diluted earnings per common share                                  $        1.77       $        1.92        $        1.62

     Average common shares outstanding - basic                              3,819,232           3,758,214            3,730,910
     Average common shares outstanding - diluted                            4,085,878           3,996,670            3,900,028